                                                                EXHIBIT 10.1.7.2

                              AMENDMENT NO.1 TO THE
                        SECOND AMENDMENT PLEDGE AGREEMENT

                  THIS AMENDMENT NO.1, dated as of November 18, 2003 (this "Amendment"), to the Second Amendment Pledge Agreement, dated as of July 16, 2003, (as the same may be amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Calpine Corporation, a Delaware corporation (the "Company"), in favor of The Bank of New York, as Collateral Trustee (together with any successor(s) thereto in such capacity, the "Collateral Trustee") for the benefit of the Secured Parties.

                                   WITNESSETH:

                  WHEREAS, the Company may, from time to time, eliminate and restructure its Subsidiaries in connection with ordinary course corporate reorganization, provided that the assets held by any such subsidiaries are transferred to the Company or otherwise remain a part of the Collateral, subject to the terms and conditions of the Secured Debt Documents;

                  WHEREAS, the pledge of the stock interest of WRMS Engineering, Inc. was released in connection with certain restructurings by the Company;

                  WHEREAS, pursuant to Section 4.2 of the Pledge Agreement, the Company has delivered to the Collateral Trustee a share certificate evidencing its interest in Calpine Development Holdings, Inc., along with an executed undated blank stock power; and

                  WHEREAS, the Company now wishes to amend the Pledge Agreement in certain respects, as hereinafter provided.

                                    AGREEMENT

                  NOW THEREFORE, in consideration of the premises and the mutual agreements set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including in its preamble and recitals, have the respective meanings assigned to such terms in the Collateral Trust Agreement dated as of July 16, 2003, among the Company, Quintana Minerals
(USA), Inc., JOQ Canada, Inc., Quintana Canada Holdings, LLC, The Bank of Nova Scotia, as Agent under the Credit Agreement, Wilmington Trust Company, as Trustee under the 2007 Indenture, the 2010 Indenture and the 2013 Indenture, Goldman Sachs Credit Partners L.P., as Administrative Agent under the Term Loan Agreement, and the Collateral Trustee.

                  2. Amendment to Attachment 1 to the Pledge Agreement. Attachment 1 to the Pledge Agreement is hereby amended as follows:

                  (a) deleting therefrom WRMS Engineering, Inc. as a Pledged Share Issuer; and

                  (b)      adding therein Calpine Development Holdings, Inc.

                  The fully amended and restated Attachment 1 is attached hereto.

                  3. Representations and Warranties. The Company hereby represents and warrants to the Collateral Trustee that (a) this Amendment has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (b) the execution and delivery of this Amendment (i) does not require any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, except such as have been obtained or made and are in full force and effect as of the date hereof and (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any order of any governmental agency or body, or breach or conflict with any material agreement to which the Company is a party or by which the Company is bound.

                  4. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) receipt by the Collateral Trustee of the duly executed signature page of this Amendment signed on behalf of the Company and (b) receipt by the Collateral Trustee of an Officer's Certificate and an Opinion of Company Counsel, dated the date hereof, in accordance with section 7.1 of the Collateral Trust Agreement.. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  5. Continuing Effect of the Pledge Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Secured Parties, the Collateral Trustee or the Company under the Pledge Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Pledge Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Pledge Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Pledge Agreement specifically referred to herein. After this Amendment becomes effective in accordance with Section 4 hereof, any reference to the Pledge Agreement shall mean the Pledge Agreement as amended and modified hereby.

6. Applicable Law. This Amendment and the right and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

                  7. Headings. Headings herein are include herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                   CALPINE CORPORATION

                                   By:  ANN B. CURTIS
                                      ------------------------------------------
                                      Name: Ann B. Curtis
                                      Title: Executive Vice President

                                   THE BANK OF NEW YORK, NOT IN ITS
                                   INDIVIDUAL CAPACITY, BUT SOLELY AS COLLATERAL TRUSTEE

                                   By:  MICHAEL PITFICK
                                      ------------------------------------------
                                      Name: Michael Pitfick
                                      Title: Assistant Vice President

                                                                    ATTACHMENT 1
                                                                              TO
                                                           AMENDMENT NO.1 TO THE
                                               SECOND AMENDMENT PLEDGE AGREEMENT

                                 PLEDGED SHARES

                                                   Common
                                                    Stock
                                                 -----------     % of
                                                 Outstanding    Pledged
            Pledged Share Issuer:                  Shares       Shares
---------------------------------------------    -----------    -------
CPN Energy Services, GP, Inc.                         1000        100%
CPN Energy Services, LP, Inc.                         1000        100%
Calpine CCFC II Holdings, Inc.                        1000        100%
Calpine Central, Inc.                                 1000        100%
Calpine Eastern Corporation                           1000        100%
Calpine Dighton, Inc.                                 1000        100%
CPN Auburndale, Inc. [*]                              1000        100%
Calpine Auburndale, Inc.[*]                           1000        100%
Calpine Gordonsville, Inc.                            1000        100%
Calpine Rumford, Inc.                                  100        100%
Calpine Rumford I, Inc.                               1000        100%
Calpine Tiverton, Inc.                                 100        100%
Calpine Tiverton I, Inc.                               100        100%
Calpine Northeast Marketing, Inc.                      100        100%
Venture Acquisition Company                           1000        100%
Calpine Northbrook Corporation of Maine, Inc.         1000        100%
Androscoggin Energy, Inc.                             1000        100%
Calpine Project Holdings, Inc.                        1000        100%
Calpine Sumas, Inc.                                   1000        100%
Northwest Cogeneration, Inc.                          1000        100%
Calpine King City, Inc.                               1000        100%
Calpine Gilroy 1, Inc.                                1000        100%
Calpine Gilroy 2, Inc.                                1000        100%
Sutter Dryers, Inc.                                   1000        100%
Calpine Metcalf EPC, Inc.                             1000        100%
Bellingham Cogen, Inc.                                1000        100%
GATX/Calpine-Agnews, Inc.                             3000        100%
Calpine Agnews, Inc.                                  1000        100%
Calpine Power Company                                 1000        100%

Calpine Vapor, Inc.                                   1000        100%
Modoc Power, Inc.                                     1000        100%
Santa Rosa Energy Company                             1000        100%
Geysers Finance Company                            100,000        100%
Calpine Thermal Power, Inc.                           1000        100%
Calpine Operations Management Company, Inc.           1000        100%
Calpine Fuels Corporation                             1000        100%
CPN Pipeline Company                                  1000        100%
Calpine Eastern Holdings, Inc.                        1000        100%
Calpine c*Power, Inc.                                 1000        100%
CPN Cascade, Inc.                                     1000        100%
CPN Telephone Flat, Inc.                              1000        100%
Anderson Springs Energy Company                       1000        100%
Calpine Sonoma, Inc.                                  1000        100%
Calpine California Holdings, Inc.                     1000        100%
Calpine Development Holdings, Inc.                    1000        100%

[*] On August 7, 2003, (i) Calpine Auburndale, Inc. was merged into CPN
    Auburndale, Inc. and (ii) CPN Auburndale, Inc. was converted into a Delaware limited liability company, changing its name to "Calpine Auburndale Holdings, LLC".